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                                 EXHIBIT 23(b)


                              Accountants' Consent
                              --------------------



The Board of Directors
Century South Banks, Inc:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the headings "Experts" in the Prospectus/Proxy Statement.


                                  KPMG PEAT MARWICK LLP


                                  /s/
                                  ----------------------------------------


Atlanta, Georgia
August 4, 1997